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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 1996

                         Technology Solutions Company
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            (Exact name of registrant as specified in its charter)

  Delaware                           0-19433                    36-3584201
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 (State or Other                   (Commission               (I.R.S. Employer
 Jurisdiction                      File Number)             Identification No.)
 of Corporation)


           205 North Michigan Avenue, Chicago, IL                     60601
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          (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (312) 228-4500


                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS
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     On June 19, 1996, Technology Solutions Company ("the Company") announced that its Board of Directors approved a three-for-two stock split of the Company's common stock. The stock split effects a 50 percent stock dividend to be distributed on July 30, 1996, to shareholders of record as of the close of business on July 1, 1996.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 19, 1996                By:  TECHNOLOGY SOLUTIONS COMPANY

                                         (Registrant)

                                    By:  /s/ Martin T. Johnson
                                         -------------------------------------
                                         Martin T. Johnson

                                         Chief Financial and Accounting Officer